SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K
_____________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): December 15, 2006
______________

GENESIS REALTY GROUP, INC.
(Exact name of small business issuer as specified in its charter)
______________

Delaware	65-0963722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

135 East 57th Street, 26th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 406-4954
(Issuer’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)
===============================================================

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. OTHER EVENTS

On December 15, 2006, the Company determined that all of its filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 since its March 31, 2002 10QSB which was filed with the SEC on January 11, 2005 have improperly disclosed that the Company is a Florida corporation. The Company is a Delaware corporation and all of its filings in the future will reflect the correct state of incorporation as Delaware.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial statements of business acquired:

None

(b) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS REALTY GROUP, INC.

By:	/s/ Jeffrey Glick
Jeffrey Glick
President

Dated: December 19, 2006